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                                   Exhibit 10.15

                        ASSIGNMENT OF CONTRACT FOR PURCHASE

     Whereas, KSL Recreation Corporation, a Delaware corporation ("Assignor"), is a party to a certain Contract for Purchase and Sale of Grand Traverse Resort with Grand Traverse Holding Company, a Michigan corporation, GRS Grand Hotel Corporation, a Michigan corporation, General Realty Services, Inc., a Michigan corporation, GTR Resort Development, Inc., a Michigan corporation and Grand Personalty, Inc., a Michigan corporation, dated as of August 1, 1997, (the "Contract"); and

     Whereas, Assignor desires to assign, transfer and convey to KSL Grand Traverse Holdings, Inc., a Delaware corporation, KSL Grand Traverse Land, Inc., a Delaware corporation, KSL Grand Traverse Realty, Inc., a Delaware corporation, KSL Grand Traverse Resort, Inc., a Delaware corporation, and KSL Water Works, Inc., a Delaware corporation (collectively, "Assignee") all of the rights, duties and obligations in and to the Contract, and Assignee is desirous of acquiring all right, title and interest in and to the Contract;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. ASSIGNMENT. Assignor assigns, transfers and conveys to Assignee all of Assignor's rights, duties and obligations in and to the Contract.

     2. ACCEPTANCE. Assignee hereby jointly and severally accepts the assignment of all of Assignor's rights, duties and obligations in and to the Contract.

     3. BINDING EFFECT. This Assignment will inure to the benefit of and bind the respective successors and assigns of the parties hereto.

     4. HEADINGS. Paragraph or other headings contained in this Assignment are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Assignment.

     5. GOVERNING LAW. This Assignment will be interpreted and construed under the internal laws of the State of Michigan.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the date first above written.

                                   KSL RECREATION CORPORATION

                                   By:  /s/ Nola S. Dyal
                                      --------------------------

                                        Its:  Vice President
                                            --------------------

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                                   KSL GRAND TRAVERSE HOLDINGS, INC.
                                   KSL GRAND TRAVERSE LAND, INC.
                                   KSL GRAND TRAVERSE REALTY, INC.
                                   KSL GRAND TRAVERSE RESORT, INC.
                                   KSL WATER WORKS, INC.


                                   By:  /s/ Irving J. Kass
                                      --------------------------
                                        Irving J. Kass
                                        Authorized Officer of Each Named Entity


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